                                  EXHIBIT 32.1
                        CERTIFICATION OF PERIODIC REPORT

I,  Donald  Lynn  Collins,  President  and Chief  Executive  Officer  of Collins
Industries,  Inc.,  certify pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, 18 U.S.C. Section 1350, that:

(1) The Annual  Report on Form 10-K of the Company for the period ended  October
31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  July 29, 2005

                                By
                                                  /s/ Donald Lynn Collins
                                                  ------------------------------
                                                  Donald Lynn Collins, President
                                                  and Chief Executive Officer